UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2012
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Centaurus Diamond Technologies, Inc.
(Exact name of Company as specified in its charter)
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Nevada	000-53286	71-1050559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 W. Bonanza, Las Vegas, Nevada 89106
(Address of principal executive offices) (Zip Code)

(702) 382-3385
Company’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)           Previous Independent Registered Public Accounting Firm

(i)	On August 22, 2012, Centaurus Diamond Technologies, Inc. (the “Company”) dismissed its independent registered public accounting firm, Madsen & Associates CPA’s, Inc. (“Madsen”).

(ii)
The reports of Madsen on the financial statements of the Company as of March 31, 2012 and 2011 and for the fiscal year then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)	The decision to change independent registered public accounting firm was approved by the Board of Directors of the Company.

(iv)
During the Company’s two most recent fiscal years ended March 31, 2012 and 2011 and any subsequent interim periods through August 22, 2012, (a) there were no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Madsen, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)
On August 22, 2012 the Company provided Madsen with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)           New Independent Registered Public Accounting Firm

On August 22, 2012, concurrent with the dismissal of Madsen, the Company’s Board of Directors engaged Li & Company, PC (“LiCo”) as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately.  During the two most recent fiscal years ended March 31, 2012 and 2011, and any subsequent period through the date hereof prior to the engagement of LiCo, neither the Company, nor someone on its behalf, has consulted LiCo regarding:

(i)
either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

 (c) Exhibits:

Exhibit No.	Description

16.1	Letter of Madsen & Associates CPA’s, Inc. dated August 23, 2012 to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centaurus Diamond Technologies, Inc.

Dated: August 28, 2012	By:	/s/ Alvin Snaper
Alvin Snaper, Chief Executive Officer